EXHIBIT 23.1(a)

                      [JAMES MOORE & CO,, P.L. LETTERHEAD]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the use of our report dated September 18, 1997 and to the reference to our firm under the caption "Experts" in the Registration Statement (Form SB-2) and related Prospectus of Success Development International, Inc.

                                                               JAMES MOORE & CO.
Holly Hill, Florida
December 15, 1997